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                                                                   EXHIBIT 10.26

                           SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE ("Amendment") is entered into as of the day of June, 1999, by and between RREEF AMERICA REIT II CORP. E., a Maryland corporation ("Landlord"), and ASTROPOWER, INC., a Delaware corporation ("Tenant").

1.  Recitals. This Amendment is made with reference to the following facts and
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objectives:

     (a) Liberty Property Limited Partnership ("Liberty") leased to Tenant, and Tenant rented from Liberty, certain premises consisting of approximately 60,300 square feet, Suite 3 ("Premises"), in the building commonly known as 231 Lake Street, Newark Delaware (the "Building"), pursuant to Lease Agreement dated June 19, 1998, as amended by First Amendment to Lease Agreement dated January 26, 1999 (the "First Amendment"; said Lease and First Amendment. as amended hereby, collectively, the 'Lease").

     (b) The Premises was increased to a total of 80,400 square feet pursuant to the First Amendment, by adding the 20,100 square foot "Additional Space" to the original Premises.

     (c) Landlord acquired the Building by purchase on April 15, 1999 from Liberty and, in connection therewith, was assigned all of Liberty's interest in the Lease.

     (d) Tenant has taken possession of the Additional Space, and Landlord and Tenant now desire to further amend the Lease in order to clarify the term rent schedule of the Lease as amended.

     (e) All terms defined in the Lease retain their meaning herein, unless specified herein to the contrary,

     (f) Now, therefore, in consideration of the premises herein contained and the detriments to be suffered by each of the parties, the parties hereby agree as follows:

2.  Effective Date and Term.  The Effective Date, as defined in the First
    -----------------------
Amendment, is agreed to be June 16, 1999. Accordingly, pursuant to paragraph 2 of the First Amendment, the Expiration Date will be June 30, 2009.

3.   Rent Schedule.  Paragraph 3 of the First Amendment is hereby deleted. The
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     minimum rent schedule for the Lease term as extended shall be as follows:

                          Period            Annual Rent    Monthly Rent
                          ------            -----------    ------------
                      6/16/99 - 6/30/99*    $375,264.00      $31,272.00
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                    7/1/1999 - 6/30/2000    $381,900.00      $31,825.00
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                    7/1/2000 - 6/30/2001    $389,124.00      $32,427.00
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                    7/1/2001 - 6/30/2002    $397,380.00      $33,115.00
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                    7/1/2002 - 6/30/2003    $405,408.00      $33,784.00
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                    7/1/2003 - 6/30/2004    $413,460.00      $34,455.00
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                    7/1/2004 - 6/30/2005    $419,484.00      $34,957.00
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                    7/1/2005 - 6/30/2006    $426,120.00      $35,510.00
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                    7/1/2006 - 6/30/2007    $432,756.00      $36.063.00
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                    7/1/2007 - 6/30/2008    $441,396.00      $36,783.00
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                    7/1/2008 - 6/30/2009    $448,428.00      $37,369.00
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*prorated for partial month

4. Limitation Of Landlord's Liability. Redress for any claim against Landlord under the Lease as amended hereby shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under this Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or the investment manager.

    IN WITNESS WHEREOF, the parties hereto have executed Amendment as of the day and year first written above.

LANDLORD:                              TENANT:


RREEF AMERICA REIT 11 CORP. E, a       ASTROPOWER, INC., a Delaware corporation
Maryland corporation

By:
   -------------------------------
     RREEF Management Company, a
     Delaware corporation



By:                                    By:
    ------------------------------        --------------------------------------
     Barbara J. Gillentine
     Vice President - Asset
     Management                        Title:
                                             -----------------------------------

Dated:                      , 1999     Dated:                             , 1999
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